UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 24, 2014

                           DIVERSIFIED RESOURCES, INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



         Nevada                          None                   98-0687026
----------------------------       -----------------         ----------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)

                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 797-5417

          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On April 24, 2014 Frank Grey resigned as a director of the Company. Mr. Grey did not resign as a result of any disagreement with the Company's operations, policies or practices.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 28, 2014

                                   DIVERSIFIED RESOURCES, INC.



                                 By:/s/ Paul Laird
                                    -----------------------------------
                                    Paul Laird, Chief Executive Officer